Securities Act File No. 333-106627
Investment Company Act No. 811-21387

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. ___8_____

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.         11

BLANKINSHIP FUNDS, INC.

(Exact Name of Registrant Specified in Charter)

1210 South Huntress Court, McLean, Virginia  22102

 (Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (703) 356-6121

Dr. Rex Blankinship, 1210 South Huntress Court, McLean, Virginia  22102

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)

[   ] on (date) pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)(1)

            [   ] on (date) pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BLANKINSHIP VALUE FUND

A Series of Blankinship Funds, Inc.

Toll-free: (800) 240-9631

PROSPECTUS

February 28, 2008

This Prospectus contains important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

BLANKINSHIP VALUE FUND

Table of Contents

Goals and Strategies	1

Principal Risks	3

Performance	6

Fees and Expenses	8

Management of the Fund	10

Investing in the Fund	11

Pricing of Fund Shares	11

Short-Term Trading & Redemption Fee	12

Opening Your Account	13

Adding to Your Account	15

Redeeming (Selling) Your Shares	16

Privacy Policy	19

For More Information	22

Goals and Strategies

Goals:  The Blankinship Value Fund (the “Fund”) seeks long-term growth of capital. Current income is a secondary goal.

Principal Investment Strategies:  The Fund emphasizes value investing, meaning it seeks to buy securities for less than their true, or intrinsic value.  This approach was pioneered by the late Benjamin Graham, who believed that, although markets are efficient much of the time, they are not always efficient, and investment results can be improved through careful research and patience.  The Fund’s Adviser believes value investing both lowers risk and increases potential returns.

The Fund blends value and growth investing to the extent that it prefers to buy great companies at fair prices, rather than fair companies at great prices.  By “great companies”, we mean ones which earn above average returns on invested capital, without excessive leverage or accounting tricks, and seem likely to continue doing so in the future.  However, tradeoffs are usually required, and a low purchase price can compensate for some shortcomings.

The Fund often looks for opportunities where there is bad news or uncertainty surrounding a company from events such as earnings shortfalls, management problems, product recalls, lawsuits, corporate reorganizations, liquidations, or other major or negative events.  The Adviser believes that short-term investors often misjudge or avoid these situations, causing market prices to decline, and creating buying opportunities for longer term investors.  If the Adviser believes damage and risk are limited, then the affected company’s securities may be considered for purchase by the Fund.

The Fund tends to use broader diversification when greater compromise or uncertainty is involved.  When the Adviser believes an exceptional opportunity has been identified, the Fund has the freedom to invest up to 25% of its total assets in that company’s stock.  The Adviser believes focusing on the best investments improves chances of above average results.

The Fund’s research and investments are normally focused on small companies, especially micro-cap (under $200 million market capitalization) companies.  Some research indicates that small companies provide better investment opportunities because they receive less attention.  And, having a small asset base should be an advantage for a fund investing in small companies because it tends to be easier to trade without affecting market prices.  For this reason, if management believes the Fund’s growth has become a drag on performance, the Fund may close to new investments.

In addition to small companies, the Fund is open to a broad range of investment types to increase its chances of finding good values, and allow it to adapt as market opportunities change.  (Small companies don’t always provide the best values.)  The Fund may invest in:

•

Companies of any size.

•

Bonds and preferred stocks, including those convertible into common stock. (Bonds may be of any maturity or duration.)

•

Foreign securities, which may include emerging markets, up to 50% of Fund assets.

•

Real estate investment trusts (REITs), up to 25% of Fund assets.

•

High-yield bonds of any ratings, up to 25% of Fund assets. (High-yield bonds rated below “Baa” and below “BBB” are commonly referred to as “junk bonds”.)

The focus of the Fund’s research and its mix of investments at any time depend on which securities the Adviser believes hold the most value.

The Fund favors long holding periods to reduce its brokerage costs and the taxes paid by its shareholders.  Although not planned as part of normal operations, the Fund may engage in active and frequent trading to achieve its principal investment strategies, and that could increase the trading costs of the Fund and the taxes paid by its shareholders.  The Fund may also, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in response to adverse market, economic, political, or other conditions.  When taking such a temporary defensive position, the Fund may not achieve its investment objective.

The Fund has the freedom to hold cash when attractively priced investments are scarce.  The Adviser believes this helps protect the Fund from the losses that often follow inflated prices, and is an important part of the Fund’s value investing discipline.  As a result, the Adviser is willing to hold up to 100% of assets in cash for extended periods while seeking good investment values.  The Fund will also tend to hold some cash as a matter of course -- to fund redemptions, and to be ready for new investment opportunities.

Principal Risks

Investment in the Fund is subject to the following principal risks, which could reduce the returns on your investment or cause you to lose money:

Market Risk:  Prices of securities (and stocks in particular) have historically fluctuated, and the value of your investment in the Fund will similarly fluctuate.  The risk that you will lose money may be increased if you have a short-term perspective, or need to sell your shares quickly.

Focused Portfolio Risk:  The Fund is classified as “non-diversified”. This means that the Fund can have fewer investments than a “diversified” fund of comparable size.  As a result, the Fund may be more subject to the risk of a price decline or loss due to a change in value of one, or a few of its holdings.

Style Risk:  The Fund often finds value in companies or industries that are out of favor. The prices of these securities may tend to go down more than those of other companies.  In addition, since the Fund is not limited to investing in stocks, the Fund may own significant cash or non-equity investments in a rising stock market, thereby producing smaller gains than funds invested solely in stocks.  Or, the Fund could be heavily invested in stocks during a period of stock market or sector decline, causing the Fund’s shares to decline in value.

Micro-cap/Small Company Risk:  The Fund may invest in companies of any size, and may invest up to 100% of assets in micro-cap companies (market capitalization below $200 million).  These securities tend to be much more volatile than those of larger companies. Micro-cap companies may have limited resources for expanding or surviving in a competitive environment, lack depth of management, have a limited product line, and be more sensitive to economic downturns than large cap companies.  The markets for these securities are also less liquid than those for larger companies.

Interest Rate Risk:  Generally, when interest rates rise, prices of financial investments tend to fall.  Prices of securities covering longer time frames, such as stocks and long-term bonds, are particularly susceptible to increasing interest rates.  During periods of increasing interest rates, the Fund’s investments in these securities may decline in value.

High-Yield Risk:  The Fund may invest in high-yield securities (commonly known as "junk bonds"), which may expose the Fund to greater risks than higher-grade securities.  These securities are usually considered to be speculative investments and their value often fluctuates more widely than higher-grade securities.

Foreign Risk:  The Fund may invest in foreign securities, which involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies and there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar.  The Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.  Investment in securities of issuers based in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree.

Real Estate Risk:  In addition to general market risks, investments in REITs have risks similar to those for direct investments in real estate, including terrorist attacks, war, and other events that destroy property. REITs are also sensitive to changes in factors such as real estate supply and demand, taxes, regulations, and interest rates, cash flow of the underlying real estate assets, and the management skill and creditworthiness of the issuer.

Disclosure of Portfolio Holdings:  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (SAI).

Who Should Invest: The Adviser believes the Fund is most suitable for long-term investors who understand and endorse its investment strategies, and can remain committed through fluctuations in the value of their investment.  Long-term, as defined by management and the Adviser, is at least five years. The Fund may be appropriate for investors in either taxable or non-taxable accounts.  It is not appropriate for short-term investors, those trying to time the market, those requiring broad diversification in a single fund, or those who would panic during a major decline in the overall market or the value of the Fund’s shares.

Performance

The bar chart and table below show the historical performance of the Fund, although past performance is not necessarily an indication of future performance.  The bar chart shows changes in the Fund’s yearly performance over the lifetime of the Fund.  The table compares the Fund’s average annual returns, before and after estimated taxes, to the performance of market indexes.

Performance updates are sent to shareholders in the Fund’s semi-annual and annual reports.  Non-shareholders may also receive copies of these reports without charge by contacting the Fund at (800) 240-9631, or by downloading them from the Fund’s web site at www.blankinship.com.

*2004 performance is for the period from January 16, 2004 (start of investment operations) to December 31, 2004.  Not annualized.

The Fund’s best calendar quarter:

+9.30%

(Q4 of 2006)

The Fund’s worst calendar quarter:

-3.21%

(Q4 of 2007)

Average Annual Total Returns for the periods ended December 31, 2007	1 Year	Life of Fund (from 1/16/04)
Return Before Taxes	4.97%	7.51%
Return After Taxes on Distributions	4.11%	7.03%
Return After Taxes on Distributions and Sale of Fund Shares	3.23%	5.06%
Russell 2000 Value Index*	-9.78%	8.25%
S&P 500 Index*	5.49%	8.58%

*Index returns do not factor in fees, expenses or taxes – costs that are reflected in the Fund’s results.  The Russell 2000 Value Index reflects performance of smaller companies that have relatively low market prices, while the S&P 500 Index reflects performance of the market’s largest companies.

The Fund’s after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and may differ from those shown.  If your Fund shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, then the after-tax returns shown are not relevant.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) on Reinvested Dividends	None
Redemption Fee[1]	1.00%
IRA Custodian Fee[2]	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees (before fee waiver)[3]	1.50%
Distribution (12b-1) Fees[4]	0.00%
Other Expenses[5] Total Annual Fund Operating Expenses Fee Waiver[3] Net Expenses[5]	0.00% 1.50% 0.30% 1.20%

(1) Redemption Fee is 1.00% on redemptions made in less than one year after opening an account.  This fee is not charged for redemptions required by law, such as minimum IRA distributions.  The redemption fee is paid to the Fund to help cover transaction costs of short-term investors.

(2) IRA Custodian Fee is not charged if the account balance is at least $5,000.  A $25 fee may be charged annually on all IRA accounts having a balance below $5,000, at the discretion of the Fund’s Management or Directors.  If the fee is charged, each account holder will have the choice of paying the fee directly, or having it deducted from their IRA account balance.

(3) Management Fees are 1.00% for investment advisory services and 0.50% for administrative services.  Both fees are paid to the Fund's Adviser under the Management Agreement.  The Adviser has contractually and irrevocably waived fees equal to 0.30% on an annualized basis, through March 31, 2009.  The Management Agreement can be terminated by the Fund on 30 days written notice.

 (4) By contract, the Adviser pays all distribution fees.  The Fund does not have a 12b-1 plan or fee.

(5) Other Expenses are based on estimated amounts for the current fiscal year.  Under the Management Agreement, the Fund's Adviser is responsible for paying all the Fund's expenses except brokerage, taxes, interest, and extraordinary expenses

Example:  The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses don’t change.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791

This example does not include the effects of any contractual fee waivers by the Adviser.  The Adviser has contractually waived 0.30% in annualized fees from January 1, 2008 through March 31, 2009.  The Management Agreement and the fee waiver can be terminated by the Fund on 30 days written notice.

Management of the Fund

Investment Adviser:  Blankinship Corporation, 1210 South Huntress Court, McLean, VA 22102 serves as the Fund's investment adviser (the “Adviser”), pursuant to the Management Agreement approved by the Fund’s Board of Directors.  The Adviser manages the investments of the Fund and is also responsible for the overall administration of the business affairs of the Fund.  As compensation for its services the Adviser receives annualized fees equal to 1.50% of the average net assets of the Fund. (1.00% of which is investment advisory fees and 0.50% of which is administrative service fees.)  The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, and extraordinary expenses.   For the most recent fiscal year (ended October 31, 2007), the Adviser contractually waived all fees, resulting in a fee of 0.00% as a percentage of average net assets.  A discussion regarding the basis for the Board of Director’s approving the Management Agreement is available in the Fund’s Annual Report for the fiscal year ended October 31, 2007.

Portfolio Manager:  Dr. Rex Blankinship, President of the Adviser, is a Certified Public Accountant in Virginia, and has been responsible for the day-to-day management of the Fund’s portfolio since it began operations in January 2004.  As President of Blankinship Corporation, he has provided consulting services focused on the design and installation of financial systems since 1987.  In addition to consulting, from 1993 through 1999 he was a Partner in International Registries, a legal and financial services firm.  He holds a Ph.D. in Information Systems from the University of Maryland’s Smith School of Business, and an MBA in Management from Virginia Tech.  He is a member of the American Institute of Certified Public Accountants, and the Virginia Society of CPAs.

Investments by Directors:  Each Director’s investment holdings in the Fund are listed below.  Additional information about the Directors is provided in the Fund’s Statement of Additional Information (SAI).

Name of Director	Dollar Range of Equity Securities Invested in the Fund as of January 31, 2008
Rex Blankinship, Ph.D., CPA	Over $100,000
Alexander J. Falk, Jr.	Over $100,000
Barbara A. Stewart, Ph.D..	Over $100,000

Investing in the Fund

Pricing of Fund Shares:  Shares of the Fund are offered at each share's net asset value (NAV). The NAV per share is calculated by: (1) adding the value of Fund investments, cash and other assets; (2) subtracting Fund liabilities, and then; (3) dividing the result by the number of shares outstanding.  The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio, although certain short-term debt securities are valued on the basis of amortized cost.  Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors.  The Fund's per share NAV is computed on days on which the New York Stock Exchange (NYSE) is open for business as of the close of regular trading hours on the Exchange, currently 4:00 P.M. Eastern Time.  In the event that the NYSE closes early, the share price is determined as of the time of closing.  When the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Company’s transfer agent, whose job it is to keep track of shareholder records.

When Management determines that market quotations are not readily available for a security, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv)  a market quotation from a broker-dealer is believed to be  unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, the Fund values the affected securities at fair value as determined under the direction of the Board of Directors.  For example, in valuing a security that trades principally on a foreign market, the Fund normally uses the most recent closing market price from the market on which the security principally trades, unless because of a significant event subsequent to the market close such closing market price, in Management’s judgment, does not represent the current market value of the security.  Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Fund calculates its NAV, such closing price may not be reflective of current market conditions.  Therefore, the Fund may adjust the closing market price of a foreign security as a result of a significant subsequent event to reflect what it believes to be the fair value of the security as of the time the Fund calculates its NAV.

Fair value pricing represents a good faith approximation of the value of a security.  A security’s valuation may differ depending on the method used for determining value.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV.  As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Short-Term Trading Policies and Redemption Fee:  Short-term trading (i.e. frequent purchases and redemptions of the Fund’s shares) is discouraged and will not be accommodated or allowed by the Fund.  Short-term trading generally increases the risk of a loss on the Fund’s shares, because stock market investments tend to increase in value over time.  In addition, short term trading tends to hurt the results of all the Fund’s investors through effects such as: 1) increasing the Fund’s expenses for administration and brokerage; 2) requiring the Fund to hold more assets in cash to prepare for redemptions; 3) causing higher turnover of the Fund’s investment holdings, thereby reducing tax efficiency.

To discourage short-term trading, a fee of 1% is imposed on redemptions made within one year of the initial investment in a new account.  The 1% fee is calculated on the net asset value of the redeemed shares at the time of redemption.  This is neither a deferred sales charge nor a commission paid to a distributor.  This fee is retained in the Fund, and is designed to compensate remaining Fund investors for the effects of short-term investors.  This redemption fee will not be charged on distributions required by law, systematic distributions from retirement accounts, or on forced redemptions of very small accounts (see below).  This fee may be modified or discontinued at any time.

Management of the Fund reserves the right to reject any specific purchase order for the Fund’s shares.  If Management believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, your purchase order will be rejected.  If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and neither the Fund nor Management will be responsible for any losses you may suffer as a result.  For transactions placed directly with the Fund or its transfer agent, Management may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies.

The Fund enters into a written agreement with each financial intermediary of the Fund, under which the intermediary agrees to provide information regarding purchases and sales to support enforcement of the Fund’s policies against short-term trading.  The intermediaries also must agree to execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Fund shares by a shareholder who has been identified by the Fund as having engaged in transactions of Fund shares (directly or indirectly through the intermediary’s account) that violate policies established by the Fund.  In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund may terminate such financial intermediary’s agreement with the Fund, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Finally, when there is a delay between the change in value of a fund’s portfolio securities and the determination of the fund’s NAV, an investor may seek to take advantage of this disparity by buying or selling fund shares at a price that does not reflect their true value. This activity can reduce the return received by long-term shareholders.  The Fund tries to eliminate these opportunities by using fair value pricing, as described in “Pricing of Fund Shares”, above.

Opening Your Account:  The Fund is “no-load”, meaning that there are no purchase or sales charges.  There are also no distribution (12b-1) fees, which funds can charge and still be classified as “no-load”.  Please be aware there is a fee of 1% of any redemptions made in less than one year after opening your account (see “Short –Term Trading Policies and Redemption Fee”, above, for details).  The redemption fee is retained in the Fund, and is designed to compensate other Fund investors for the effects of short-term investors, whose in-and-out activity can increase the Fund’s transaction costs and reduce the Fund’s tax efficiency by causing it to realize capital gains.

To open your new account with the Fund, complete the steps below.  If you have any questions, please contact the Fund at (800) 240-9631.

1.

Complete and sign the Account Application form provided with this Prospectus.

2.

Complete and sign the Form W-9 provided with this Prospectus.  (Without a signed Form W-9, the Fund is required by law to withhold Federal Taxes from any dividends, distributions and redemptions you may have.)

3.

Your initial investment may be made by check, money order, or wire transfer payable to Blankinship Value Fund. The minimum initial investment is $2,000.   (Less may be accepted under special circumstances; the Fund reserves the right to change its minimums at any time.)  If you wish to make payment by wire transfer, please contact the Fund at (800) 240-9631 for wire transfer instructions.

4.

Mail your completed Account Application, with Form W-9, and payment to:

Blankinship Value Fund

1210 South Huntress Court

McLean, VA  22102

The price paid for shares is the Net Asset Value per share ("NAV") next determined after receipt of the purchase order by the Fund.  The Fund reserves the right, at its sole discretion, to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management, such termination or rejection is in the best interests of the Fund.  There will be no solicitation of states' residents as potential shareholders until registration under the Blue Sky or Notification Laws of such states have been met.

The Fund does not issue share certificates.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Any transaction in your account, including reinvestment of dividends and distributions, will be confirmed to you in writing.  The financial statements of the Fund with a summary of portfolio composition and performance, along with the management's letter to shareholders, will be mailed to shareholders twice a year.

In compliance with the USA Patriot Act of 2001, please note that the Fund will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.

Adding to Your Account:  Subsequent purchases may be made by mail, wire transfer, or by phone and are due and payable three business days after the purchase date.  To make purchases to your existing account by mail, simply send a check payable to the Blankinship Value Fund to the address above.  Be sure to note your Fund account number on the check.  The minimum is $200, but there is no minimum for additions to an account registered in the name of a 501(c)(3) organization, or for additions made at least monthly through an automatic investment plan (see below).  The Fund reserves the right to change its minimums at any time.

Reinvestments:  The Fund will automatically retain and reinvest dividends and capital gain distributions. Reinvestment, for the shareholder, will be at net asset value on the close of business on the distribution date.  A Shareholder may at any time, by letter or forms supplied by the Fund, direct the Fund to pay the dividends and/or capital gains distributions to the shareholder in cash.

Purchasing through Financial Service Organizations:  You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals.  Simply call your investment professional to make your purchase.  If you are a client of a securities broker or other financial organization, such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).  Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Investing by Automatic Plan:  You may purchase shares of the Fund through an Automatic Investment Plan (Plan).  The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund, and may be helpful to you in implementing “dollar-cost-

averaging” in a taxable account.  The Fund may alter, modify, amend, or terminate the Plan at any time, but will notify Plan participants at least 30 days in advance if it does so.  For more information about the Plan, please call the Fund at (800) 240-9631.

Redeeming (Selling) Your Shares:  You may sell your shares at any time.  However, a fee of 1% is deducted from proceeds of redemptions made within a year after the initial investment in a new account.  (See “Redemption Fee” below.)  Redemption requests should be sent via U.S. mail or courier service to:

Blankinship Value Fund

1210 South Huntress Court

McLean, VA  22102

The redemption price you receive will be the Fund's per share NAV next calculated after receipt of all required documents in Good Order, which means your request must include:

1.

Your account number.

2.

The number of shares to be redeemed or the dollar value of the amount to be redeemed.

3.

The signatures of all account owners exactly as they are registered on the account, with signature guarantees.  Signature guarantees are designed to protect both you and the Fund from fraud, and are required for redemptions, unless the shareholder is known to management.  To obtain a signature guarantee, visit a bank, trust company, broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.)  Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words, “Signature Guarantee”.

4.

Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

5.

If you wish to have redemption proceeds wired to a bank account, include full and complete wire instructions in the written redemption request.  A fee may be deduct from your account or proceeds for outgoing wire transfers.

If you have any questions about what is required for your redemption request, please call the Fund at (800) 240-9631.

Payment by the Fund will ordinarily be made within four business days after tender.  If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.  The Fund may suspend the right of redemption or postpone the date of payment for the following reasons:

•

The New York Stock Exchange is closed for other than customary weekend or holiday closings;

•

Trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or other authority;

•

The Securities and Exchange Commission or other authority has determined that an emergency exists making disposal of the Fund's securities or valuation of net assets not practicable;

•

Other extraordinary events which may restrict the Fund from selling its securities or distributing its liquid assets.

The Fund intends to redeem its shares for cash.  However, to protect the interest of remaining shareholders, the Fund reserves the right to redeem its shares “in kind” if your redemptions during any 90-day period exceed $250,000 or 1% of the Fund’s net asset value.  In kind redemption means you receive portfolio securities rather than cash.  If this occurs, the securities you receive may decline in value or lack liquidity, and you will also incur brokerage fees on their sale.  The securities given as payment are selected by the Fund and are valued the same way as for calculating the Funds' net asset value.

Redemption of Very Small Accounts:  If the value of the shares in your account falls to less than $1,500, the Fund may notify you that, unless your account is increased to $1,500 in value, the Fund will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption.  You will have thirty days after notice to bring the account up to $1,500 before any action is taken.  This mandatory redemption shall not apply if the value of your account drops below $1,500 solely as the result of market action.  The Fund reserves the right to make mandatory redemptions because of the expense to the Fund of maintaining relatively small accounts.

Redemption of Large Amounts:  Although advance notice is never required, it is very helpful to the Fund if you provide at least a week’s notice before redeeming more than $100,000.  We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemtion proceeds – up to seven days – if the amount will disrupt the Fund’s operation or performance.  Please note that NAV is always determined on the date the shares are actually redeemed, not the date you call the Fund to provide advance notice.

Retirement Distributions:  A request for distribution from an IRA or other retirement account may be delayed by the Fund pending proper documentation and determining the withholding requirement for the specific situation.  If a shareholder does not want tax withholding from distributions, the shareholder may state in the distribution request that no withholding is desired and the shareholder understands there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.  If a request for a distribution from a retirement account is delayed, the redemption price will be the NAV next calculated after receipt of the redemption request in good order.

Dividends and Distributions: Dividends paid by the Fund are derived from its net investment income.  Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes a capital gain when it sells a security for more than it paid, and a capital loss when it sells a security for less than it paid.  The Fund makes distributions of its net realized capital gains (after any reductions for capital loss carry forwards), at least annually.

Unless you elect in writing to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund.  You may change the manner in which your dividends are paid at any time by writing to the Fund.

Tax Consequences:  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income.  Distributions of capital gains are taxable based on the Fund's holding period, either short or long-term, regardless of the length of you’re your shares in the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.  You will be advised annually of the source of distributions for federal income tax purposes.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Backup Withholding:  By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or if you do not certify that it is correct, or if the IRS instructs the Fund to do so.

Distribution Arrangements:  The Fund is “no-load”, meaning that there are no purchase or sales charges.  There are also no distribution (12b-1) fees.

Privacy Policy:  Protecting your personal information is a priority for the Blankinship Value Fund and our privacy policy has been designed to support this objective.  Former shareholders are afforded the same security and confidentiality as current shareholders.

The Fund may collect non-public personal information about you in the following ways: from information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent; and from information arising from your investment in the Fund.

The Fund utilizes electronic, procedural, and physical controls in keeping with industry standards and procedures.  For example, the Fund authorizes access to your personal and account information on a needs information only basis to personnel utilizing this information to provide products or services to you.

The Fund does not disclose non-public personal information about you, except as required by the Adviser to fulfill its obligations to the Fund or as required by law.  For example, the Fund has entered into arrangements with the Adviser to provide investment advisory, administrative, and other services and the Fund may disclose information about you or information that you have provided to the Fund to the Adviser in connection with the Adviser's responsibilities to the Fund.

Disclosure of Portfolio Holdings:  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is in the Fund’s Statement of Additional Information (SAI).  You can obtain a free copy of the SAI by calling the Fund at (800) 240-9631 or by downloading it from the Fund’s web site at www.blankinship.com.

19

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

20

	Fiscal Years Ended
	10/31/07	10/31/06	10/31/05	10/31/04*
Per share data:
Net asset value – beginning of period	$12.20	$11.06	$10.19	$10.02

Income from investment operations:
Net investment income**	.21	0.24	0.22	0.05
Net realized and unrealized
gains on investments	1.67	1.13	0.76	0.12
Income from investment	1.88	1.37	0.98	0.17
operations

Less distributions from:
Net investment income	(.24)	(.23)	(.11)	-
Capital gains	(.10)	-	-	-
Total distributions	(.34)	(.23)	(.11)	-

Net asset value, end of period	$13.74	$12.20	$11.06	$10.19

Total return***	15.71%	12.57%	9.66%	1.69%

Ratios and Supplemental Data:
Net Assets, End of Period	$936,972	$758,122	$586,609	$493,879
Ratio of Expenses, after
reimbursement, to
Average Net Assets	0.00%	0.30%	0.00%	0.00%(a)
Ratio of Expenses, before
reimbursement, to
Average Net Assets	1.50%	1.50%	1.50%	1.50%(a)
Ratio of Net Investment Income
to Average Net Assets	1.66%	1.94%	2.18%	1.75%(a)
Portfolio turnover rate	14.29%	4.97%	7.80%	0.00%

1 Annualized

* For the period from January 16, 2004 (start of investment operations) to October 31, 2004.

21

BLANKINSHIP VALUE FUND

Shareholder Services

1210 South Huntress Court

McLean, VA 22102

Phone: (800) 240-9631

Fax: (703) 448-0173

www.blankinship.com

For more information about Blankinship Value Fund, please refer to:

Statement of Additional Information (SAI), which contains more information about the fund, its investments and policies.  It is incorporated by reference (is legally a part of this prospectus).

Annual and Semi-Annual Reports, which include detailed portfolio holdings and financial statements.  Annual Reports also include a discussion of recent market conditions and Fund investment strategy, and the report of the independent registered public accounting firm.

For a free copy of the current annual/semi-annual report or the SAI, or for any questions, please call the Fund at (800) 240-9631.  These documents can also be downloaded from the Fund’s web site at www.blankinship.com,

Information about the Fund (including the Statement of Additional Information) can also be reviewed and copied at the Security and Exchange Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference room may be obtained by calling the Commission at (800) SEC-0330.  Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102

Investment Company Act file no. 811-21387

22

BLANKINSHIP VALUE FUND

A Series of Blankinship Funds, Inc.

Toll-free: (800) 240-9631

Statement of Additional Information

February 28, 2008

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the Fund's current prospectus, dated February 28, 2008.  The prospectus and the shareholder reports are available without charge by calling the Fund at the number above.

Table of Contents

Background	1
Investments and Risks	1
Preferred Stock	1
Convertible Securities	1
Debt Securities	2
High-Yield Debt Securities	2
Debt Securities in Default	4
Zero Coupon and Structured Securities	4
Restricted and Illiquid Securities	4
Real Estate Investment Trusts	5
Cash Reserves	5
Mutual Funds	5
Repurchase Agreements	6
Foreign Securities	7
Foreign Currency Transactions	8
Other Rights to Acquire Securities	10
Master-Feeder Option	10
Temporary Defensive Positions	10
Investment Restrictions	10
Disclosure of Portfolio Holdings	12
Management	13
Codes of Ethics	15
Proxy Voting Policies	15
Control Persons & Principle Shareholders	17
Investment Adviser	17
Other Service Providers	19
Brokerage Allocation and Other Practices	19
Capital Stock and Shareholder Rights	20
Offering Price and Redemption in Kind	21
Taxation of the Fund	21
Underwriters	21
Financial Statements	22
For More Information	26

Blankinship Value Fund

Background

Blankinship Funds, Inc. (the “Corporation”) was incorporated in Maryland on March 14, 2003.  The Articles of Incorporation authorize the Board of Directors (the “Board”) to designate multiple classes, or “series” of shares, each of which may operate as a separate investment fund.  The Blankinship Value Fund (the “Fund”) is the first series of the Corporation.

Investments and Risks

The Fund is classified as an open-end, management investment company.  Unless otherwise noted, the Fund's objectives and policies are not fundamental, meaning they can be changed by the Board without a shareholder vote.  The Fund's principal investment objectives and strategies are discussed in the prospectus.  This section provides additional information concerning the Fund's investment policies, the securities in which the Fund may invest, and the risks associated with those securities.

Preferred Stock:  The Fund may invest in preferred stocks.  Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of the issuer's assets.  Dividends on preferred shares are generally payable at the discretion of the issuer's board of directors.  Accordingly, shareholders may suffer a loss of value if dividends are not paid.  The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness.  Accordingly, shareholders may experience losses due to adverse interest rate movements or a decline in the issuer's credit rating.

Convertible Securities:  Traditional convertible securities include corporate bonds, notes, and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates.  While providing a fixed-income stream (generally higher in yield than the

1

income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As a result, the value of a convertible security is generally based on these two components, the fixed income stream, and the conversion option.  The market prices and risks of convertibles tend to parallel the underlying values and risks associated with these two components.  The value of the fixed income stream is subject to the credit risk that the issuer will not meet payments, as well as the interest rate risk whereby the values of fixed income investments tend to decline when interest rates rise.  The value of the conversion option is affected mainly by the terms of the conversion and the value of the security to which it may be converted.  If the issuer’s business performs so poorly that the risk of default increases, both components of the convertible’s value are likely to be affected, and a significant loss in the convertible investment may occur.

 Debt Securities:  The Fund may invest in corporate and U.S. Government debt securities.  U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered, and debt securities of any rating, including unrated securities (see “High-Yield Debt Securities”, below).  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  In the case of securities backed by the full faith and credit of the United States Government, shareholders are primarily exposed to interest rate risk.

A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

Debt securities and most other financial assets face the risk that their principal value will decline because of a change in interest rates.  Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline.  Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.

High-Yield Debt Securities:  The Fund may invest in high-yield debt securities, commonly referred to as “junk bonds”.  Such securities are predominantly speculative with respect to the issuer's

2

capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default.  At the time of purchase, the Fund will not invest more than 25% of its net assets in securities rated below Baa by Moody's Investors Service, Inc. (Moody's), below BBB by Standard & Poor's Ratings Group (Standard & Poor's), or which are unrated.

The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities.  In seeking to achieve its investment objectives, the Fund depends on the Adviser's analysis to identify investment opportunities.  For the Fund, credit analysis is not a process of merely measuring the probability of a money default occurring, but may also involve measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

Before investing in any high-yield debt instruments, the Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure relative to any other outstanding debt or potential debts.  There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity, and the risk of an issuer's inability to meet principal and interest payments.  In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations.  If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher-yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities.  Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing  Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity.  Under deteriorating economic

3

conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities.

Debt Securities in Default:  The Fund may purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or Standard & Poor's of C1 or lower).  In addition, the Fund may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code.  These debt securities generally have greater risk of loss than high-yield securities, and are normally considered speculative investments.  Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.  The Fund may only purchase debt securities in default to the extent that the total of such securities would still be less than 5% of the Fund’s net assets as a result of the purchase.  The Fund reserves the right to increase this percentage in the future, without shareholder vote, provided appropriate disclosure is made.  The Fund will not be required to sell securities in default if the percentage of net assets reaches or exceeds 5% as a result of new defaults, if the Adviser believes that delaying sale is in the best interest of the Fund’s shareholders.

Zero Coupon and Structured Securities:  The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity.  When held from issuance to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.  Structured securities, particularly mortgage-backed securities, are usually subject to some degree of prepayment risk which can vary significantly with various economic and market factors.  Depending on the nature of the structured security purchased, a change in the rate of prepayments may increase or reduce the yield to the Fund from the investment and expose the Fund to the risk that any reinvestment will be at a lower yield.

4

Restricted and Illiquid Securities:  The Fund may invest in illiquid securities, which may present a greater risk of loss because they may be difficult to sell promptly at an acceptable price because of a lack of an available market or for other reasons.  We consider an illiquid security to be one which cannot be sold within 7 days at the value at which it is carried by the Fund.  The Fund may not invest more than 15% of net assets in illiquid securities.

The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933.

Restricted and illiquid securities are valued in such good faith manner as the Board deems appropriate to reflect the fair market value of such securities.

Real Estate Investment Trusts:  The Fund may invest in real estate investment trusts (REITs).  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income.  REITs pay dividends to their shareholders based on available funds from operations.  It is quite common for these dividends to exceed the REITs taxable earnings and profits, resulting in the excess portion of these dividends being designated as a return of capital.  If the Fund includes gross dividends from REITs in its distributions to its shareholders, a portion of the Fund's distributions may also be designated as a return of capital to shareholders.  (A return of capital is normally not taxable, but reduces the shareholder’s basis in the investment, resulting in a larger capital gain when the shares are sold.  Consult your tax adviser for specifics.) The Fund will not invest more than 25% of its assets in REITs.

Cash Reserves:  The Fund may hold a significant portion of its net assets in cash or cash equivalents, to maintain liquidity to meet shareholder redemptions, while searching for better long-term investments, or for temporary defensive purposes.  These reserves will generally be held in investments such as s U.S. Government debt instruments, money market funds, and repurchase agreements.

Mutual Funds:  Subject to restrictions set forth in the Investment Company Act of 1940 (the “1940 Act”), the Fund may invest in securities issued by other registered investment companies.  As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and

5

other expenses.  Such fees and expenses will be borne indirectly by the Fund's shareholders.

The risks associated with the Fund’s investment in other regulated investment companies depend on the nature of the investment company.  Money market mutual funds are the most likely investment of this type to be used by the Fund, and would be used to hold cash reserves.  Although money market funds are relatively low risk, they are not guaranteed investments and can lose money.

Repurchase Agreements:  The Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase.  A repurchase agreement provides a means for each Fund to earn income on funds for periods as short as overnight.  It is an arrangement under which the purchaser (i.e., the Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price (plus any interest accrued if interest will be paid in cash) on a daily basis.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself.  Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement.  It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

6

Foreign Securities: T he Fund may invest up to 50% of its total net assets in the common stock of foreign issuers including, but not limited to, foreign securities in the form of Depository Receipts.   Depositary Receipts are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution, and include American Depository Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs).  Designed for use in the US, international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate, and are considered by the Fund to be foreign securities for the purposes of its policies regarding investments in foreign securities.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies.  An investment may be affected by changes in currency rates and in exchange control regulations.  There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to the regulatory requirements of U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to Fund shareholders.  Foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values.  Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of unanticipated expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the value of an investment in the Fund.

The Fund may invest in issuers located in both developed and emerging markets.  The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Panama, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South

7

Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree.  These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States.  Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of a security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Foreign Currency Transactions:  The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and

8

swaps generally will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging may be used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund's securities denominated linked currencies.  For example, if the Adviser considers that the Hong Kong dollar is linked to the Euro, and the Fund holds securities denominated in Hong Kong dollars and the Adviser believes that the value of such dollars will decline against the U.S. dollar, the Adviser may cause the Fund to enter into a contract to sell Euro and buy U.S. dollars.  Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time when a Fund is engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are

9

subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.

Other Rights to Acquire Securities:  The Fund may also invest in other rights to acquire securities, such as options and warrants.  These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately prior to termination.  These securities are generally exercisable at premiums above the value of the underlying security at the time the right is issued.  These rights are more volatile than the underlying stock and will result in a total loss of the Fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

Master-Feeder Option:  Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing substantially all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund.  Although such an investment may be made in the sole discretion of the Directors, the Fund's shareholders will be given 30 days prior notice of any such investment.  There is no current intent to make such an investment.

Temporary Defensive Position:  As discussed in the “Principal Investment Strategies” section of the Prospectus, the Fund may take temporary defensive positions.  While assuming a temporary defensive position, the Fund may invest in all types of U.S. Government obligations, money market instruments, and repurchase agreements.  When taking a temporary defensive position, the Fund may not achieve its investment objective.

Investment Restrictions:  The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund.  As defined in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or

10

more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy.

As fundamental policies, the Fund will not:

1.

Issue senior securities (as defined in the 1940 Act).  Borrowings permitted by Item 2 below are not senior securities.

2.

Borrow money or pledge, mortgage or hypothecate any of its assets except that the Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes.  Such temporary borrowing may not exceed 10% of the value of the Fund's net assets at any time.  The Fund will not purchase any portfolio securities while borrowings exceed 5% of its net assets.

3.

Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

4.

Invest more than 25% of the Fund’s net assets in the securities of any one issuer or industry, other than Government Securities or the securities of other regulated investment companies (i.e., mutual funds).

5.

Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

6.

Purchase or sell real estate (other than securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and other than real estate acquired upon exercise of rights under such securities).

7.

Purchase or sell commodities or contracts relating to commodities (other than currencies, to the extent they may be considered to be commodities).

8.

Make loans, except that the Fund may loan portfolio securities, enter into repurchase agreements, and purchase debt obligations.

Except with respect to borrowing (item 2), the Fund is required to comply with the above fundamental investment restrictions only at the time the relevant action is taken; a restriction will not be considered violated and the Fund will not be required to liquidate an

11

existing position because of subsequent changes in the market value of an investment, or in the value of the Fund's net or total assets.

Disclosure of Portfolio Holdings:   Portfolio holdings of the Fund are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR.  The Fund’s SEC filings are available on the SEC website at www.sec.gov.

The Fund may post information concerning the Fund’s holdings in marketing materials on its public web site (www.blankinship.com) no sooner than 10 days after the end of each month.  No sooner than the day after such information has been posted on the web site, it will be made available to the public (upon request to the Fund by calling 800-240-9631), and may also be used in the Fund’s advertising and marketing materials.

Information provided in the Fund’s SEC filings or posted on the Fund’s web site, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Fund.  No compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures.  There are currently no entities that receive the Fund’s portfolio holdings information pursuant to a standing request.

Certain service providers to the Fund or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information, including rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys,  and custodians.  Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions.  “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., custody services provided by financial institutions).  Disclosure of the Fund’s portfolio securities as an exception to the Fund’s normal business practice must be approved by the Fund’s President following business and compliance review.  Additionally, no compensation or other consideration is received by the Fund or the Adviser, or any person for these disclosures.  The Fund’s Directors will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefore.  These procedures are designed to address conflicts of interest between the Fund’s shareholders and its investment

12

adviser, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders.  The following entities have access to portfolio information on a continuous basis, as part of their service relationships with the Fund:

Blankinship Corporation (Adviser)

Charles Schwab & Company (Broker, Custodian)

Sanville & Company (Auditor)

Finally, the Fund releases information concerning any and all portfolio holdings when required by law.  Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

Management

Board of Directors:  The Board oversees the Corporation's business and investment activities and is responsible for protecting the interests of the Fund’s shareholders.  Information pertaining to the directors and officers of the Corporation is provided in the following table.

13

Name Address D.O.B. (years of service*)	Position(s) Held with Fund	Principal Occupation Past 5 Yrs
Independent Directors
Alexander J. Falk, Jr. 7718 Bridle Path Ln. McLean, VA 22102 D.O.B.: 5/9/37 (4 years)	Director	Retired executive of Verizon Communications.
Barbara A. Stewart, Ph.D. 10022 Lochness Ct. Vienna, VA 22180 D.O.B.: 10/25/26 (3 years)	Director	Retired professor of history at George Mason University.
Interested Directors
Rex Blankinship, PhD, CPA** 1210 S. Huntress Ct. McLean, VA 22102 D.O.B.: 2/19/55 (4 years)	Director, President, Treasurer, Secretary

Portfolio manager for the Fund since inception.  As President of Blankinship Corporation, has consulted on the design and installation of financial systems since 1987.  From 1993 through 1999 he also was a Partner in International Registries, a legal, administrative, and financial services firm.

Officers
Janet L. Barnes** 1210 S. Huntress Ct. McLean, VA 22102 D.O.B.: 9/7/49 (4 years)	Vice-President, Assistant Treasurer, Assistant Secretary	Chief Information Officer, U.S. Government Office of Personnel Management

* There is no stated term of office for the Fund's Directors.  No directors of the Fund hold other directorships, or oversee other funds.  The Fund has no standing committees.

** Rex Blankinship is an interested director because he serves as a Director and Officer of the Adviser, and is its sole shareholder.  Janet Barnes is the wife of Rex Blankinship, and is also a Director and Officer of the Adviser.

14

Investments by Directors:  Each Director’s investment holdings in the Fund are listed below.

Name of Director	Dollar Range of Equity Securities Invested in the Fund as of January 31, 2008
Rex Blankinship, Ph.D., CPA	Over $100,000
Alexander J. Falk, Jr.	Over $100,000
Barbara A. Stewart, Ph.D.	Over $100,000

Compensation of Directors and Officers:  As of the date of this filing, there have been no payments made to any of the Fund’s directors, officers, or affiliated persons.  The Fund will consider payments to directors after the Fund has increased its asset base.  Rex Blankinship will receive benefit from the Management Contract fees payable to Blankinship Corporation and, therefore, will not be eligible to receive directors' fees or salary as President as long as his firm acts as the Fund’s investment adviser.

Codes of Ethics:  The Fund and its Adviser have adopted Codes of Ethics restricting personal securities trading by certain persons who are affiliated with the Fund and/or the Adviser.  These Codes are filed with the SEC as part of the Fund’s registration statement.  Personnel subject to these Codes are permitted to invest in securities that may be purchased or held by the Fund, but the Codes prohibit and are designed to prevent fraudulent, deceptive, or manipulative activity in connection with these personal transactions.

Proxy Voting Policies:  The Fund has adopted Proxy Voting Policies and Procedures and designated a Proxy Voting Officer as the individual responsible for their implementation.  The Fund votes (or refrains from voting) proxies in a manner that the Proxy Voting Officer, in the exercise of independent business judgment, concludes is in the best economic interests of the Fund and its shareholders.  In some cases, the Proxy Voting Officer may determine that it is  best to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements).  The Fund will normally vote on specific proxy issues in accordance with its proxy voting policies, which provide detailed guidance as to how to vote proxies on certain important or commonly raised issues.  The Proxy Voting Officer may, in the exercise of business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund.  The Proxy Voting Officer votes (or refrains from voting)

15

proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), the Adviser or the Adviser's affiliates.  When voting proxies, the Proxy Voting Officer attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets.

In making investment decisions, the Adviser considers the reputation, experience, and competence of a company’s management and Board to be an important factor.  As a result, we normally have confidence in the abilities and motives of the Board and management of the companies in which the Fund invests, and typically will vote proxies in support of company management.  However, we also believe it is very easy for company management to forget that they work for the shareholders, or be tempted into allocating capital in ways that build the institution, rather than optimizing the return on invested capital.  In summary, we generally support the management of our companies, but it is our job to review proxy proposals from an owner’s perspective, and vote against those which don’t make economic sense for the shareholders of our Fund.  With respect to certain specific issues, the Fund’s policies:

•

Generally support management in the election of directors and generally support proposals that strengthen the independence of boards of directors;

•

Generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund; and

•

Generally do not support anti-takeover proposals and proposals which would create barriers or costs to corporate transactions; and

•

Generally do not support option plans, but where they exist, supports the expensing of options.

The Fund’s policies and designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), or the Adviser or the Adviser’s affiliates, from influencing the Fund’s proxy voting activity.  In this way, the Fund seeks to prevent conflicts of interest that might influence the Proxy Voting Officer’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting).  In certain instances, the Fund may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law.  Such independent fiduciary may either (i) vote such proxy, or (ii) provide the Proxy Voting Officer with instructions as to

16

how to vote such proxy.  In the latter case, the Proxy Voting Officer would vote the proxy in accordance with the independent fiduciary's instructions.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund toll-fee at (800) 240-9631.  You may also obtain this information without charge through the Security and Exchange Commission’s web site at www.sec.gov, or the Fund’s web site at www.blankinship.com.

Control Persons and Principal Shareholders:  (As of January 31, 2008.)  Rex Blankinship, 1210 South Huntress Court, McLean, Virginia 22102, is a control person having voting control of 45,928 shares (61% of the outstanding voting securities of the Fund): 108 shares (less than 1%) owned directly in his name; 38,855 shares (51%) owned through his IRA; 1,210 shares (2%) owned beneficially as custodian for his minor child, Alex M. Blankinship; 1,210 shares (2%) owned beneficially as custodian for his minor child, Anna L. Blankinship, and 4,543 shares (6%) are owned through the IRA of his wife, Janet L. Barnes.  Dr. Blankinship is a director and officer of the Fund, and of its Adviser.  Janet L. Barnes is an officer of the Fund, and a director and officer of the Adviser.

Barbara A. Stewart, 10022 Lochness Ct., Vienna, VA  22181, is a principal holder of the Fund’s securities as the beneficiary of the Archibald N. Stewart Marital Trust, which owns 10,955 shares (14% of the outstanding voting securities of the Fund).  Dr. Stewart is an Independent Director of the Fund.

Alexander J. Falk, Jr. and his wife, Lillian P. Falk, 7718 Bridle Path Lane, McLean, VA  22102, are owners of record of 17,989 shares (24% of the outstanding voting securities of the Fund) through the Alexander J. Falk, Jr. Trust and the Lillian P. Falk Trust.  Alexander J. Falk, Jr. is an Independent Director of the Fund.

As a group, the officers and directors of the Fund own 99% of the Fund’s equity securities.

Investment Adviser:  Information on the Fund’s investment adviser, Blankinship Corporation (the “Adviser”) is set forth in the prospectus.  This section contains additional information concerning the Adviser.

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to the Management Agreement with the Fund.  Rex Blankinship is President, a Director, and the sole shareholder of the Adviser, and serves as a Director, President, Treasurer, and Secretary of the Fund.  Janet L. Barnes is Vice President, Secretary, and a Director of the Adviser and serves as Vice President, Assistant Treasurer, and Assistant Secretary of the Fund.

17

Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions.  The Adviser determines what investments should be purchased, sold, and held; and makes changes on behalf of the Corporation in the investments of the Fund.  At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board.  For its Investment Advisory Services to the Fund, the Corporation pays to the Adviser, on the last day of each month, an annualized fee equal to 1.00% of average net assets of the Fund, computed daily based upon the daily average net assets of the Fund.

Under the Management Agreement, the Adviser also provides, or arranges to provide, day-to-day Administrative Services to the Fund including, but not limited to: accounting, administrative, legal, dividend disbursing agent, transfer agent, registrar, fund share distribution, custodian, shareholder reporting, and insurance.  For its Administrative Services to the Fund, the Corporation pays to the Adviser, on the last day of each month, an annualized fee equal to 0.50% of average net assets of the Fund, computed daily based upon the daily average net assets of the Fund.

The Management Agreement states that the Adviser is not responsible for: interest; taxes; any extraordinary expense, including but not limited to litigation and indemnification costs and expenses; brokers' commissions and other costs of securities transactions.  Under the Management Agreement, the Adviser may, with the Corporation’s permission, employ third parties to assist it in performing the various Administrative Services required of the Fund.  The Adviser is responsible for compensating such parties.

The Adviser contractually waived all fees under the Management Agreement for the fiscal year which ended 10/31/07.  For the fiscal year which ended 10/31/06, the Adviser was paid $2,099 and contractually waived all other fees under the Management Agreement.  For the fiscal year which ended 10/31/05, the Adviser contractually waived all fees under the Management Agreement.

The Management Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Management Agreement has an initial term of two years, and may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Board as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

18

The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Other Service Providers:  The Fund operates under rule 17f(4) and its amendments under the Investment Company Act of 1940. Therefore, securities and similar investments of the Fund are maintained with a "securities depository" registered with the Securities and Exchange Commission ("SEC") or a federal reserve bank by using the following intermediary custodian:

Charles Schwab and Co., Inc. ("Charles Schwab and Company"), which has offices throughout U.S.

The Fund's securities and similar investments will be held in street name and maintained in bookkeeping entry by the "securities depository".  Charles Schwab and Company meets the following criteria required under Rule 17f(4):

1.

Not affiliated with the Fund.

2.

Use a federally registered "securities depository" known as Depository Trust Company ("DTC") to hold client assets.

3.

Exercise due care in accordance with reasonable commercial standards in discharging its duty as a securities intermediary to obtain and thereafter maintain such financial assets.

4.

Provide promptly, upon request by the Fund, such reports as are available concerning internal accounting controls and financial strength of custodian.

The Fund’s independent registered public accounting firm is Sanville & Company, 1514 Old York Road, Abington, PA  19001.  Sanville & Company performs audits of the Fund’s financial statements.

Brokerage Allocation and Other Practices:  The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to obtain the best net results.  The Adviser may, in its discretion, purchase and sell Fund securities from and to brokers and dealers who provide the Fund with research, analysis, advice and similar services, and Adviser may pay to these brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, provided that Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.

During its most recent fiscal year, which ended October 31, 2007, the Fund paid $300 in brokerage commissions to Charles Schwab & Company.  During the fiscal year which ended October 31, 2006, the Fund paid brokerage commissions of $110 to Fidelity Investments and $29 to Charles Schwab & Company.  During the fiscal year which ended October 31, 2005, the Fund paid $223 in brokerage commissions to Fidelity Investments.

In selecting brokers, it is the policy of the Adviser to seek the best net results for the Fund, focusing on execution price and costs (i.e. commissions and spreads).  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely subjective considerations.  Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, and the operational capabilities of the broker-dealer.   The Adviser may also consider reliability of the broker and assistance the broker can efficiently provide in minor administrative areas, such as delivery of security certificates and end-of-day pricing of securities.  To minimize potential conflicts of interest, it is the policy of the Adviser not to give consideration to research services, sales of shares of the Fund, or marketing assistance as factors in the selection of brokers and dealers.

Capital Stock and Shareholder Rights:  The Corporation's Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Corporation.

Shareholders are entitled to: one vote per full share; to such distributions as may be declared by the Board out of funds legally available; and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Fund will be fully paid and non-assessable.

According to the laws of Maryland under which the Corporation was formed and the Corporation’s Bylaws, the Corporation is not required to hold an annual meeting of shareholders unless required under the 1940 Act.  In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders.  The Board or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act.

Offering Price and Redemption in Kind:  Purchases and redemptions of the Fund's shares are made at its net asset value (NAV).  The Fund's NAV is normally determined as of 4:00 p.m., Eastern Time on each day that the NYSE is open.  The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

The NAV is calculated by subtracting the Fund’s liabilities from the closing fair market value of the total assets and then dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

For purposes of computing the Fund’s NAV, the Fund's securities holdings are valued based on their last sale price.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Securities regularly traded in an over-the-counter market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded.  Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price.  Securities for which quotations are not available (and any other assets) are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board.

Redemption in kind is discussed in the Prospectus section titled, “Redeeming (Selling) Your Shares”.

Taxation of the Fund:  As stated in the Prospectus, the Fund intends to qualify under Subchapter M of the Internal Revenue Code.  If the Fund does not qualify under Subchapter M, it would not be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.

Underwriters:  The Fund distributes its own shares and pays no underwriting commissions.  Under the Management Agreement (see “Investment Adviser”), the Adviser is paid an annualized fee of 0.50% of average net assets of the Fund for Administrative Services, which include assisting the Fund with distribution and marketing of its shares, and acting as transfer agent.  The Adviser is a registered transfer agent and handles all Fund share purchases and redemptions.

Financial Statements:  The Fund’s Financial Statements and Independent Registered Public Accounting Firm’s Report are incorporated herein by reference to the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2007.  For a free copy of the Fund’s Annual Report to Shareholders, or for any questions, please call the Fund at (800) 240-9631.

Notes

Notes

Notes

BLANKINSHIP VALUE FUND

Shareholder Services

1210 South Huntress Court

McLean, VA 22102

Phone: (800) 240-9631

Fax: (703) 448-0173

www.blankinship.com

For more information about Blankinship Value Fund, please refer to:

Prospectus, which contains important information and should be read in conjunction with this SAI.

Annual and Semi-Annual Reports, which include detailed portfolio holdings and financial statements.  Annual Reports also include a discussion of recent market conditions and Fund investment strategy, and the report of the independent registered public accounting firm.

For a free copy of the current annual/semi-annual report or the Prospectus, or for any questions, please call the Fund at (800) 240-9631.  These documents can also be downloaded from the Fund’s web site at www.blankinship.com.

Information about the Fund (including the Prospectus) can also be reviewed and copied at the Security and Exchange Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference room may be obtained by calling the Commission at (800) SEC-0330.  Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102

Investment Company Act file no. 811-21387

PART C: OTHER INFORMATION

Item 23.  Exhibits:

(a)

Articles of Incorporation – Filed on June 30, 2003 as Exhibit 23A to Initial Registration Statement, and incorporated herein by reference.

(b)

By-laws – Filed on June 30, 2003 as Exhibit 23B to Initial Registration Statement, and incorporated herein by reference.

(c)

Instruments Defining Rights of Security Holders – None.  See Articles of Incorporation.

(d)

Investment Advisory Contracts – Filed on June 30, 2003 as Exhibit 23D to Initial Registration Statement, and incorporated herein by reference.

(e)

Underwriting Contracts – None.

(f)

Bonus or Profit Sharing Contracts – None.

(g)

Custodian Agreements – Filed on March 29, 2006 as Exhibits 23P1 and 23P2 of post-effective amendment no. 5 to the Registration Statement, and incorporated herein by reference.

(h)

Other Material Contracts – None.

(i)

Legal Opinion – Filed on June 30, 2003 as Exhibit 23I to Initial Registration Statement, and incorporated herein by reference.

(j)

Other Opinions – Consent of Independent Public Accountants, filed herewith as Exhibit 23J.

(k)

Omitted Financial Statements – None.

(l)

Initial Capital Agreements – Filed on June 30, 2003 as Exhibit 23L to Initial Registration Statement, and incorporated herein by reference.

(m)

Rule 12b-1 Plan – None.

(n)

Rule 18f-3 Plan – None.

(o)

Reserved.

(p)

Codes of Ethics.  Filed on March 29, 2006 as Exhibits 23P1 and 23P2 of post-effective amendment no. 5 to the Registration Statement, and incorporated herein by reference.

.

Item 24.  Persons Controlled by or Under Common Control with the Fund

As of 1/31/08, Rex Blankinship, 1210 South Huntress Court, McLean, Virginia 22102, is a control person for the Fund having voting authority for 61% of the Fund’s shares (see “Control Persons and Principle Holders of Securities” in the SAI).  Dr. Blankinship is a director and officer of the Fund, and of its Adviser.  Dr. Blankinship also owns 100% of the outstanding voting securities of the Adviser, Blankinship Corporation.  As additional shares are sold to the public, control of the Fund’s voting securities will be in proportion to the shares purchased by each investor.

Item 25.  Indemnification

In general, the Articles of Incorporation and By-Laws of the Corporation provide that the Corporation shall indemnify any director or officer of the Corporation to the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940.  The Management Agreement provides that any person that is a director, officer, employee, or agent of both the Fund and the Adviser shall be deemed to be acting solely for the Fund when acting in any business of the Fund.  In any case, no person shall be protected against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

To the extent allowable by law, the Adviser indemnifies directors and officers of the Fund against liability incurred in their official capacity, up to $10,000 each.

Item 26.  Business and Other Connections of the Investment Adviser

Blankinship Corporation, in addition to serving as the Adviser, provides consulting services on the design and installation of financial systems.  As President of Blankinship Corporation, Dr. Blankinship consults on these engagements.  Ms. Janet Barnes is a director and officer of the Adviser and is employed on a full-time basis as the Chief Information Officer of the United States Office of Personnel Management, 1900 E Street NW, Washington, DC 20415.

Item 27.  Principal Underwriters

The Fund distributes its own shares and pays no underwriting commissions.  Under the Management Agreement, the Adviser is paid an annualized fee of 0.50% of average net assets of the Fund for Administrative Services, which include assisting the Fund with distribution and marketing of its shares, and acting as transfer agent.  The Adviser does not act as a principal underwriter, depositor, or investment adviser for any other investment companies.

Item 28.  Location of Accounts and Records

The accounts, books, and documents of the Fund are held at the Fund’s office at 1210 South Huntress Court, McLean, VA 22102, with the exception of security certificates that are held in a local bank safe deposit box in accordance with Rule 17f-2 of the 1940 Act.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Blankinship Value Fund, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Town of McLean and State of Virginia on the 25th day of February, 2008.

Blankinship Value Fund, Inc.

By: /s/ Rex Blankinship

Rex Blankinship, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

By: /s/ Rex Blankinship Rex Blankinship	Director, President, Treasurer, Secretary	2/25/08

By: /s/ Alexander J. Falk, Jr. Alexander J. Falk, Jr.	Director	2/25/08

By: /s/ Barbara A. Stewart Barbara A. Stewart	Director	2/25/08